Exhibit 23.1









            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statements on Form S-8 (File Numbers 333-16359, 333-92549, 333-119394, 333-139026 and 333-133831)
of our report dated March 19, 2007 on the consolidated financial statements of Centrue Financial Corporation, which report is included in Form 10-K for Centrue Financial Corporation for the year ended December 31, 2006.



                                    /s/ Crowe Chizek and Company LLC
                                    Crowe Chizek and Company LLC

Oak Brook, Illinois
March 21, 2007